Exhibit 10.48

REDACTED

Certain identified information, indicated by [*****], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

Amendment Number 1

To the "Framework Partnering Agreement" Dated 15 February 2019

(CEPI Identification #: [•])

Summary

COUNTERPARTY INFORMATION
Name:	CureVac AG (“Partner”)
Mailing Address:	[*****]
Project Lead:	[*****]
Management Contact:	[*****]

CEPI INFORMATION
Name:	Coalition for Epidemic Preparedness Innovations ("CEPI")
Mailing Address:	PO Box 123 Torshov, N-0412 Oslo, Norway
Visiting Address:	Marcus Thranes gate 2, N-0412 Oslo, Norway
Project Lead:	[*****]
Management Contact:	[*****]

AMENDMENT AGREEMENT INFORMATION
Project Name	Vaccine Platform Development
CEPI Programme Name
Effective Date	Date of last signature below
This Amendment:	The Amendment Number 1 means this Summary sheet together with the following pages.

THIS AMENDMENT NUMBER 1 is made by and between Partner and CEPI, either of which may be referred to individually as a "Party" and together as the "Parties."

Recitals:

A.	This Amendment Number 1 amends the Framework. Partnering Agreement between the Parties having an effective date of 15 February 2019 ("FPA").

B.	The Parties wish to make certain amendments to the FPA to facilitate the development and commercialization of Partner's COVID-19 vaccine candidate ("CVnCoV"), the initial development of which is described in the "Work Package Statement for the Development of CureVac Outbreak Response to Novel Coronovirus (2019-nCoV)" having an effective date of 29 January 2020. For convenience, this Work Package is referred to as the "CVnCoV Work Package."

C.	The Parties contemplate that Partner shall negotiate and sign one or more agreements to provide CVnCoV to organizations operating under the auspices of the COVAX Facility. Such organizations presently include Gavi and UNICEF.

D.	The FPA is amended as follows only for CVnCoV. For the avoidance of doubt, the following amendments shall not be applicable to any vaccine covered by the FPA other than CVnCoV and shall not be applicable to the results of any Work Package other than the CVnCoV Work Package.

Agreement:

1.	Trusted Manufacturers. The FPA provisions related to trusted manufacturers in Clauses 7.6 (Trusted Manufacturers), 7.7 (Partner Nominees for Trusted Manufacturers), 7.8 (CEPI Nominees for Trusted Manufacturers), 7.9 (Additional Trusted Manufacturers) and 7.10 (Disputes as to Trusted Manufacturers) as well as Section 7.5 (Meetings with Regulatory Authorities) are waived for CVnCoV. For the avoidance of doubt, Partner maintains the full right to partner the vaccine for further development (i.e., beyond the CVnCoV Work Package), manufacture, distribution and commercialisation subject only to Partner's various obligations in this Amendment Number 1 and the FPA.

2.	Reporting Requirements. The FPA provisions related quarterly reports in Clause 7.11.5 (Quarterly Reports) are waived for CVnCoV. Notwithstanding the foregoing, Partner shall submit an annual report. In lieu of the obligations under Section 7.5, Partner shall inform CEPI of the outcome of any major meetings with Regulatory Authorities, and any significant communications from Regulatory Authorities relating to the Platform and/or CVnCoV.

3.	Notification and Approval of Additional Funders. The FPA provisions related to notification and prior written consent requirement of CEPI regarding other funders and supporters in Clause 7.11.10 (Partner Funder Requirements) and Clause 3.11 (Third Party funding or support of the Project) are waived for CVnCoV.

4.	Achieving Equitable Access. A new Section 7.11.16 (Achieving Equitable Access) is added after Clause 7.11.15 (Regulatory Filings - which is waived for CVnCoV) to apply only for CVnCoV:

"7.11.16.      Achieving Equitable Access for Utilization of CVnCoV.

(i)	Equitable access commitments of Partner pursuant to Clause 7.11.9 (iv) to (vi) shall be considered to be fulfilled upon (a) the timely, and good faith participation in the 2021 UNICEF/PAHO tender, and any subsequent corresponding tender for 2022 and 2023 (if applicable); and (b) if such tenders are successful, supply of Partner's capacity for distribution of CVnCoV vaccine based on the following terms:

-      For 2021 10%, through participation in the currently ongoing UNICEF/PAHO tender process;

-      For 2022 and 2023 (if applicable) 15%, through participation in the applicable COVAX process (i.e., Gavi/UNICEF/PAHO, as applicable)

with a priority towards Gavi/LICs, and at tiered prices, in both cases as may be agreed in the tender process.

(ii)	Partner to participate in the ongoing UNICEF/PAHO tender to secure up to [*****] doses of COVID vaccine in 2021. Of Partner's planned total capacity for distribution of CVnCoV vaccines in 2021 (est. [*****] mds.), 10% allocation (est. [*****] mds.) to the UNICEF/PAHO tender starting in Q3 2021.

(iii)	For the avoidance of doubt, the definitive number of doses and pricing for the supply of the CVnCoV vaccine shall be as determined by agreement between Partner and Gavi/UNICEF/PAHO, and will be no higher than the lowest price charged by Partner for the sale of CVnCoV vaccines to a third party of a similar volume and to a country of similar income level.

(iv)	Proposed pricing by Partner for negotiations with Gavi/UNICEF/PAHO for supply in 2021:

-      [*****]

-      [*****]

-      [*****]

-      [*****]

(v)	Supply of CVnCoV vaccines in 2022 based on the same principles, but providing up to 15% of Partner's capacity for distribution of CVnCoV vaccine (est. [*****] mds.), at the same pricing as 2021.

(vi)	Partner makes no supply commitments beyond 2022, except as may be agreed between Partner and Gavi/UNICEF/PAHO.

(vii)	The commitment to participate in the tender / negotiate with Gavi/UNICEF/PAHO Facility shall remain binding on Partner through [*****] and continue as long as good faith negotiations between the parties continue.

(viii)	Terms and conditions of supply of CVnCoV doses must be made in a timely manner that enables COVAX represented economies to receive the vaccine as soon as reasonably possible after receipt of Marketing Authorization, respecting Partner's existing contractual obligations, and latest [*****]. Partner will equally respect its supply commitments towards its customers that receive CVnCoV on a [*****], both with respect to timing and completeness of commitments.

(ix)	Distribution of CVnCoV doses shall be made to any and all country income levels based upon COVAX country participation and associated allocation model.

(x)	For the avoidance of doubt, Partner is otherwise is free to dispose of the remaining doses of CVnCoV in its sole discretion.

5.	Approvals for Contractors and Subcontractors. The FPA provisions related to approvals by the JMAG for the use of contractors and subcontractors in Clause 10.1 (Contractors and Sub-Contrators) are waived for CVnCoV.

6.	Public Health License. The FPA provisions related to the public health license in Sections 11 (Public Health License) and 12 (Conditions Precedent and Exercise of the Public Health License) are waived for CVnCoV.

7.	Commercial Benefit Sharing. The FPA provisions related to the sharing of commercial benefits in Section 13 (Commercial Benefits Arising from Commercial Use) are waived for CVnCoV.

8.	No Additional Funding from CEPI. For the avoidance of doubt, CEPI will not provide any additional funding beyond the previously agreed $15.3M for the CVnCoV Work Package.

Save as set out above, all terms and conditions of the FPA shall remain unchanged and shall remain in full force and effect.

Signed for and on behalf of COALITION FOR EPIDEMIC PREPAREDNESS INNOVATIONS by:

Signature:	[*****]

Name:	[*****]

Title:	[*****]

Date:	December 11, 2020

Signed for and on behalf of CureVac AG by:

Signature:	[*****]

Name:	[*****]

Title:	[*****]

Date:	December 11, 2020

Signed for and on behalf of CureVac AG by:

Signature:	[*****]

Name:	[*****]

Title:	[*****]

Date:	December 11, 2020

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